CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 28, 1996, in the Company's Form 10-K for the year ended February 29, 1996, and to all references to our Firm included in this registration statement.



                                      ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
October 21, 1996.